UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

Avalon Acquisition Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40872	85-3451075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Embarcadero Center, 8th Floor

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 423-0010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share and three-fourths one redeemable warrant	AVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	AVAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per whole share	AVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 20, 2022, Mr. Steven Gluckstern resigned as a director of Avalon Acquisition Inc. (the “Company”) and as a member of each committee of the Company’s Board of Directors (the “Board”) on which he served. On June 13, 2022, the Board elected Stuart H. Bohart to fill a vacancy created by Mr. Gluckstern’s resignation from the Board, effective immediately. Mr. Bohart was appointed to each committee of the Board on which Mr. Gluckstern served prior to his resignation.

Mr. Bohart is entitled to receive compensation as described in the section entitled “Executive Officers and Director Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”), filed with the U.S. Securities and Exchange Commission on March 30, 2022. In connection with Mr. Bohart’s appointment to the Board, the Company’s sponsor, Avalon Acquisition Holdings LLC (the “Sponsor”) expects to issue membership interests equivalent to 50,000 shares of Class B common stock of the Company to Mr. Bohart’s foundation, Antelope Foundation.

Mr. Bohart has entered into the Company’s standard indemnity agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Bohart and any other persons pursuant to which he was selected as a director, except that Mr. Bohart is an advisory board member to the Sponsor, and Mr. Bohart’s foundation, Antelope Foundation, received membership interests of the Sponsor equivalent to 10,000 shares of Class B common stock of the Company in exchange for the services rendered by Mr. Bohart as an advisory board member of the Sponsor. Mr. Bohart is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Indemnity Agreement, dated June 13, 2022, between the Registrant and Stuart H. Bohart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON ACQUISITION INC.

	By:	/s/ S. Craig Cognetti
		Name:	S. Craig Cognetti
		Title:	Chief Executive Officer

Dated: June 13, 2022